Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
SEPTEMBER, 1998



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.8256%



        Excess Protection Level
          3 Month Average  5.33%
          September, 1998  4.37%
          August, 1998  6.33%
          July, 1998  5.29%


        Cash Yield                                  17.38%


        Investor Charge Offs                        5.18%


        Base Rate                                   7.83%


        Over 35 Day Delinquency                     5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $ 39,849,511,082.92


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 5,219,716,564.43